Segment information	12 Months Ended
Dec. 31, 2016
Segment Reporting [Abstract]
Segment information
Segment information

Operating segments
We provide harsh environment offshore drilling services to the oil and gas industry. The Company’s performance is reviewed by the chief operating decision maker as one single business segment, mobile units.

Geographic segment data
Revenues are attributed to geographical segments based on the country of operations for drilling activities; that is, the country where the revenues are generated. The following presents the Company’s revenue by geographic area:

	Year ended December 31,
(In millions of U.S. dollars)	2016	2015	2014
Norway	483.2	648.6	1,056.8
United Kingdom	51.5	99.1	148.9
Russia	—	—	58.0
Total	534.7	747.7	1,263.7

As of December 31, 2016, one of the Company’s drilling rigs, with a net book value of $610.3 million, was located in the United Kingdom and all other rigs were located in Norway. At December 31, 2015, one drilling rig, with a net book value of $643.6 million, was located in United Kingdom and all other rigs were located in Norway. Asset location at the end of the period is not necessarily indicative of the geographic distribution of the revenues or operating profits generated by such assets during the period.

Major Customers
In the years ended December 31, 2016, 2015 and 2014, the Company had the following customers with contract revenues greater than 10% in any of the years presented:

	Year ended December 31,
Contract revenue split by client	2016	2015	2014
Statoil	40%	44%	38%
ExxonMobil	25%	25%	13%
Conoco Phillips	25%	18%	8%
Total	10%	13%	12%
Shell	—%	—%	12%
KMNG	—%	—%	11%
Other	—%	—%	6%
Total	100%	100%	100%